UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 25, 2022

JAMES RIVER GROUP HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-36777	98-0585280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Wellesley House, 2nd Floor, 90 Pitts Bay Road, Pembroke HM08, Bermuda
(Address of principal executive offices)
(Zip Code)
 (441) 278-4580
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $0.0002 per share	JRVR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2022 annual general meeting of shareholders (the “Annual Meeting”) of James River Group Holdings, Ltd. (the “Company”) held on October 25, 2022, the Company’s shareholders approved an amendment (the “Second Amendment”) to the James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan (the “2014 LTIP”). The Board of Directors of the Company had previously approved the Second Amendment. The Second Amendment implements the following changes to the 2014 LTIP:
•increases the number of shares reserved for issuance under awards by 811,500 to a total of 4,982,650 shares;
•eliminates the share usage restriction of 500,000 shares only available for issuance as awards as share appreciation rights or share option awards;
•prohibits shares that are withheld for payment of withholding taxes upon vesting of any award from being available for future award grants;
•imposes a minimum vesting period for service based awards of no less than one year from the date of grant of the award, and a minimum performance period for performance based awards of no less than one year; provided, however, that up to 5% of the shares available for grant under the 2014 LTIP may be subject to awards without being subject to either such a vesting condition or performance criteria, and additionally, that the committee administering the 2014 LTIP may provide for the acceleration of such one-year minimum vesting or performance period requirement in cases of death, disability, retirement, or change in control;
•expressly limits any permitted transfer of an award during a participant’s lifetime to the participant’s family members or for charitable purposes, in either case, for no consideration;
•prohibits the payment of dividends or dividend equivalents on awards until the underlying shares have become earned, vested and payable; and
•extends the duration of the Amended LTIP from 2024 to 2032.
The foregoing description is a summary of the material changes to the 2014 LTIP implemented by the Second Amendment. The summary description does not purport to be a complete description of all the provisions of the Second Amendment and is qualified in its entirety by reference to the Second Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
On October 25, 2022, the Company held its Annual Meeting. At the Annual Meeting, the Company’s shareholders elected Peter B. Migliorato and Ollie L. Sherman, Jr. as Class II directors for a one-year term to hold office until the 2023 general meeting of shareholders; elected Kirstin M. Gould as a Class I director for a two-year term to hold office until the 2024 annual general meeting of shareholders; and elected Michael T. Oakes as a Class III director for a one-year term to hold office until the 2023 annual general meeting of shareholders. The Company's shareholders also approved (i) the amendment to the Third Amended and Restated Bye-laws of the Company (the “Bye-laws”) to declassify the Board of Directors, (ii) the re-appointment of Ernst & Young LLP, an independent registered public accounting firm, as our independent auditor to serve until the 2023 annual general meeting of shareholders and authorization of our Board of Directors, acting by the Audit Committee, to determine the independent auditor’s remuneration, (iii) the 2021 compensation of the Company’s named executive officers on a non-binding, advisory basis, (iv) the amendment to the Bye-laws to implement majority voting in uncontested director elections, (v) the amendment to the Bye-laws to provide a range in the size of the Board of Directors of 5 to 15 directors, with the exact number to be determined by the Board of Directors from time to time, (vi) the amendment to the Bye-laws to remove supermajority voting requirements for the amendment of certain provisions of the Bye-laws and the Memorandum of Association, (vii) the amendment to the Bye-laws to provide that shareholder approval of mergers and amalgamations shall require approval of a majority of the voting power attached to all issued and outstanding shares entitled to a vote at a general or special meeting at which a quorum is present, (viii) the amendment to the Bye-laws to remove the voting cutback and pass-through voting with respect to our subsidiaries, (ix) the amendment to the Bye-laws to remove provisions pertaining to our former largest shareholders, (x) the amendment to the Bye-laws for general updates and (xi) the amendment of the James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan.
The following is a summary of the voting results for each matter presented to the shareholders at the Annual Meeting:

Proposal 1 – Election of directors:

Director	For	Withhold	Broker Non-Votes
Peter B. Migliorato, as a Class II director	36,777,602	1,308,575	1,269,543
Ollie L. Sherman, Jr., as a Class II director	35,733,063	2,353,114	1,269,543
Kirstin M. Gould, as a Class I director	37,461,496	624,681	1,269,543
Michael T. Oakes, as a Class III director	36,413,933	1,672,244	1,269,543
Proposal 2 - The amendment of the Bye-laws of the Company to declassify the Board of Directors:

For	Against	Abstain	Broker Non-Votes
38,079,158	3,162	3,857	1,269,543
Proposal 3 - The re-appointment of Ernst & Young LLP:

For	Against	Abstain	Broker Non-Votes
39,143,456	207,197	5,067	—
Proposal 4 - The approval of the 2021 compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
37,524,782	555,180	6,215	1,269,543
Proposal 5 - The amendment to the Bye-laws to implement majority voting in uncontested director elections.

For	Against	Abstain	Broker Non-Votes
38,069,333	14,306	2,538	1,269,543

Proposal 6 - The amendment to the Bye-laws to provide a range in the size of the Board of Directors of 5 to 15 directors, with the exact number to be determined by the Board of Directors from time to time.

For	Against	Abstain	Broker Non-Votes
37,708,981	371,330	5,866	1,269,543

Proposal 7 - The amendment to the Bye-laws to remove supermajority voting requirements for the amendment of certain provisions of the Bye-laws and the Memorandum of Association.

For	Against	Abstain	Broker Non-Votes
38,052,903	30,923	2,351	1,269,543
Proposal 8 - The amendment to the Bye-laws to provide that shareholder approval of mergers and amalgamations shall require approval of a majority of the voting power attached to all issued and outstanding shares entitled to a vote at a general or special meeting at which a quorum is present.

For	Against	Abstain	Broker Non-Votes
37,949,650	127,946	8,581	1,269,543
Proposal 9 - The amendment to the Bye-laws to remove the voting cutback and pass-through voting with respect to our subsidiaries.

For	Against	Abstain	Broker Non-Votes
38,075,476	2,050	8,651	1,269,543

Proposal 10 - The amendment to the Bye-laws to remove provisions pertaining to our former largest shareholders.

For	Against	Abstain	Broker Non-Votes
38,075,450	1,707	9,020	1,269,543
Proposal 11 - The amendment to the Bye-laws for general updates.

For	Against	Abstain	Broker Non-Votes
38,075,946	1,631	8,600	1,269,543
Proposal 12 - The amendment to the James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan.

For	Against	Abstain	Broker Non-Votes
36,970,331	1,109,805	6,041	1,269,543

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits
The following Exhibit is furnished as a part of this Form 8-K:

Exhibit No.	Description
10.1	Second Amendment to the James River Group Holdings, Ltd. 2014 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP HOLDINGS, LTD.

Dated: October 26, 2022	By: /s/ Sarah C. Doran
Sarah C. Doran
Chief Financial Officer